UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05549

Reynolds Funds, Inc.

(Exact name of registrant as specified in charter)

c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee,  WI  53202

(Address of principal executive offices) (Zip code)

Frederick L. Reynolds
Reynolds Capital Management, LLC
3565 South Las Vegas Blvd. #403
Las Vegas, NV 89109

         Registrant's telephone number, including area code:

(415) 265-7167

Date of fiscal year end:  September 30, 2015

Date of reporting period: March 31, 2015

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT
March 31, 2015

REYNOLDS
BLUE CHIP GROWTH FUND

Seeking Long-Term Capital Appreciation

A No-Load Mutual Fund

1-800-773-9665
www.reynoldsfunds.com

REYNOLDS BLUE CHIP GROWTH FUND

May 27, 2015
Dear Fellow Shareholders:

Reynolds Blue Chip Growth Fund’s 26th Anniversary
The Reynolds Blue Chip Growth Fund celebrated its 26th Anniversary last summer.  It began operations on August 12, 1988.

Performance Highlights (March 31, 2015)
The performance of the Reynolds Blue Chip Growth Fund (the “Fund” or the “Blue Chip Fund”) was +3.39% in the three months ended March 31, 2015.  The performance of the Standard & Poor’s 500 Index was +0.95% in the three months ended March 31, 2015. The annualized average total returns of the Reynolds Blue Chip Growth Fund and S&P 500 Index for the 1-year, 5-year, and 10-year periods through March 31, 2015 were:

	Average Annual Total Returns
	1 Year	5 Year	10 Year
Reynolds Blue Chip Growth Fund	7.31%	12.32%	11.75%
The Standard & Poor's 500 Index(1)	12.73%	14.47%	8.01%

(1)
The Standard & Poor’s 500 Index (“S&P”) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  Returns shown include the reinvestment of all dividends.  Past performance is not predictive of future performance.  The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

As stated in the Prospectus dated January 31, 2015 the expense ratio of the Fund is 1.59%.

Web Site
Our website is reynoldsfunds.com. At our website you can access current information about your investment holdings.  You must first request a personal identification number (PIN) by calling our shareholder service representatives at 1-800-773-9665.  You will be able to view your account list, account detail (including balances), transaction history, distributions, and the current Reynolds Blue Chip Growth Fund net asset value.  Additional information available (PIN not needed) includes quarterly updates of the returns of the Blue Chip Fund, top ten holdings, industry percentages, and news articles regarding the Fund.  Detailed statistics and graphs of past performances from Morningstar are also available via a link on the Fund’s website.

Investment Strategy
We believe that stocks are currently selling at attractive valuations based on historical valuation measures.  One of these valuation measures is a company’s price earnings ratio (the “PE ratio”) relative to inflation, interest rates and the economic outlook.  Another valuation measure is a company’s PE ratio relative to its forecasted earnings growth rate (the “PEG ratio”).  Many stocks of high quality companies are currently selling at PE ratios and PEG ratios below their average historical ranges and we believe that they are attractively valued.

The U.S. Economy
The U.S. economic recovery that started in mid-2009 has continued so far in 2015.  The U.S. economic recovery has been affected by a number of secular factors that are altering the pace and composition of growth.  The U.S. economy in

2015 has been affected by low inflation, slowing consumer spending and a higher saving rate, higher than normal unemployment, greater prudence and less speculation in lending; and, although the U.S. economy is growing, it is growing at a lower than ideal rate.  For example, growth of 3.0% or better is needed to meaningfully reduce unemployment.  Currently, unemployment is around 5.4%.  The Federal Reserve’s third round of economic stimulus, which involved purchasing open-ended mortgage-backed securities, has ended.  This stimulus lowered longer term interest rates and added to economic growth.  U.S. Gross Domestic Product (GDP) increased 2.4% in 2014, 2.2% in 2013 and 2.3% in 2012.  GDP increased at an estimated inflation-adjusted annual rate of 0.1% in the quarter ended March 31, 2015.  GDP is estimated to increase at an inflation-adjusted annual rate of 1.6% in the quarter ended June 30, 2015 and increase 2.3% for the year ended December 31, 2015.  For 2015, the outlook remains for slower than ideal growth, accompanied by somewhat higher than normal unemployment, low inflation, a strong private sector and a weaker public sector.

U.S. inflation numbers have been helped in the last few years by global competition and technology innovations that are helping to lower production and distribution costs.  Inflation, as measured by the Consumer Price Index, increased 1.6% in 2014, 1.5% in 2013 and 2.1% in 2012.  U.S. inflation decreased at a -0.1% rate in the first quarter of 2015.  U.S. inflation is forecast to decrease at a -0.1% rate in the quarter ending June 30, 2015 and to increase 0.2% for the year ended December 31, 2015.

There are some current and potential economic and investment negatives at the present time: (1) worldwide economic growth continues at a slower than ideal rate; (2) growth in Japan, Brazil and Russia has been weaker than many other areas; (3) although continuing to improve, unemployment at 5.4% is still high; (4) mortgage rates are low, but mortgage credit is still somewhat tight; (5) the manufacturing sector remains mixed; (6) the U.S. trade deficit has expanded; (7) a widening disparity between higher and lower income levels; and (8) problems with Russia and the Ukraine, the Middle East and other parts of the world.

Some current and potential economic and investment positives are: (1) monetary policy and financial conditions generally are very supportive of growth; (2) the U.S. economy has grown in the last twenty-two quarters and growth should continue in 2015; (3) many companies have recently reported better than expected first quarter earnings and revenues; (4) the rise in residential property values and in stock market prices has added to net worth and households have strengthened their balance sheets; (5) employment and payrolls are increasing with unemployment currently at 5.4%, the lowest in more than seven years; (6) although the Federal Reserve probably will be raising interest rates later this year, interest rates will still be very low by historical standards; (7) gasoline prices are lower; (8) there has been an increase in the willingness of companies to commit capital as evidenced by the increase in merger and acquisition activity; (9) businesses have been able to use the credit markets to strengthen their balance sheets; (10) current valuations of stocks are below the midpoint of the historical average taking into consideration inflation and interest rates; (11) the U.S. economy currently has better fundamentals than the economies of most other industrialized countries; (12) the Eurozone economy is showing better numbers, (13) China recently announced stimulus for their economy; (14) central banks worldwide continue with monetary stimulus to boost growth; and (15) worldwide economic growth does not appear to be strong enough to lead to a significant rise in global inflationary pressures.

The World Economy
The global economic recovery that started in mid-2009 is continuing in 2015, although at a low rate.  The world economy is forecast to increase 3.0% in 2015 after increasing 2.7% in 2014, 3.0% in 2013 and 2.7% in 2012.

The Eurozone continues to show some better numbers.  The Eurozone’s GDP is forecast to increase 1.5% in 2015, after increasing 0.9% in 2014, decreasing -0.4% in 2013 and decreasing -0.5% in 2012.  The United Kingdom’s GDP is forecast to increase 2.2% in 2015 after increasing 2.8% in 2014, 1.7% in 2013 and 0.3% in 2012.

Among larger industrialized economies, Canada’s GDP is forecast to increase 1.9% in 2015 after increasing 2.5% in 2014, 2.0% in 2013 and 1.8% in 2012.  Japan’s GDP is forecast to increase 1.1% in 2015 after decreasing -0.1% in 2014, increasing 1.5% in 2013 and increasing 1.9% in 2012.  Korea’s GDP is forecast to increase 2.6% in 2015 after increasing 3.3% in 2014, 3.0% in 2013 and 2.0% in 2012.

The biggest developing economies are many times referred to as the “BRIC” economy, which is short for Brazil, Russia, India, and China.

China currently has the second strongest growth among “developing economies.” It is also currently the world’s second fastest growing major economy.  China’s population is approximately 18% of the world’s total population of approximately 7.3 billion.  In the second quarter of 2010, China overtook Japan and became the world’s second largest economy after the U.S.  Many economists believe that China has a particularly good long-term outlook.  Near term, however, there have been cross currents in China’s economic outlook and growth has been slowing, although economic growth is at a high rate.  China’s GDP is forecast to increase 6.5% in 2015 after increasing 7.4% in 2014, 7.1% in 2013 and 7.7% in 2012.

India’s population is approximately 17% of the world’s population.  India currently has the fastest growth among “developing economies” and it currently is the world’s fastest growing major economy.  India’s GDP is forecast to increase 7.4% in 2015 after increasing 6.9% in 2014, 4.6% in 2013 and 5.0% in 2012.

Brazil is Latin America’s biggest economy.  GDP is forecast to decrease -1.2% in 2015 after increasing 0.1% in 2014, 2.3% in 2013 and 0.9% in 2012.  Russia’s GDP is forecast to decrease -3.5% in 2015 after increasing 0.7% in 2014, 1.0% in 2013 and 3.4% in 2012.

Opportunistic Investing in Companies of Various Sizes and Diversified Among Various Industries
The Reynolds Blue Chip Growth Fund usually invests in companies of various sizes as classified by their market capitalizations.  A company’s market capitalization is calculated by taking the number of shares the company has outstanding multiplied by its current market price.  Other considerations in selecting companies for the Fund include revenue growth rates, product innovations, financial strength, management’s knowledge and experience, plus the overall economic and geopolitical environments and interest rates. The Fund’s investments are diversified among various industries.

The long-term strategy of the Reynolds Blue Chip Growth Fund is to emphasize investment in worldwide “blue chip” growth companies.  These companies are defined as companies with a minimum market capitalization of U.S. $1 billion.  In the long-term, these companies build value as their earnings grow.  This growth in value should ultimately be recognized in higher stock prices for these companies.

Industry Sectors(1) as of March 31, 2015

(1)
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Low Long-Term Interest Rates by Historical Standards are a Significant Positive for Stock Valuations
Long-term interest rates remain near historically low levels.  Low long-term interest rates usually result in higher stock valuations for many reasons including:

(1)	Long-term borrowing costs of corporations are lower resulting in higher business confidence and profits.
(2)	Long-term borrowing costs of individuals are lower which increases consumer confidence and spending.
(3)	A company’s stock is usually valued by placing a present value on that company’s future stream of earnings and dividends. The present value is higher when interest and inflation rates are low.

Linked Money Market Fund
The First American Treasury Obligations Fund is a money market fund offered by an affiliate of our transfer agent, U.S. Bancorp Fund Services, LLC.  The First American Treasury Obligations Fund is offered as a money market alternative to our shareholders.  The First American Treasury Obligations Fund offers many free shareholder conveniences including automatic investment and withdrawal plans and check writing access to your funds and is linked to your holdings in the Reynolds Blue Chip Growth Fund.  The First American Treasury Obligations Fund is also included on your quarterly statements.

Information about the Reynolds Blue Chip Growth Fund and the First American Treasury Obligations Fund
Reynoldsfunds.com website:  You can access current information about your investment holdings via our website, reynoldsfunds.com.  You will be able to view your account list, account detail (including balances), transaction history, distributions, and the current Reynolds Blue Chip Growth Fund net asset value.  Additional information available (PIN not needed) includes quarterly updates of the returns of the Blue Chip Fund, top ten holdings, industry percentages, and news articles regarding the Fund.  Detailed statistics and graphs of past performances from Morningstar are also available via a link on the Fund’s website.

For automatic current daily net asset values:  Call 1-800-773-9665 (1-800-7REYNOLDS) twenty-four hours a day, seven days a week and press “any key” then “1”.  The updated current net asset value for the Blue Chip Fund is usually available each business day after 5 P.M. (PST).

For the Reynolds Blue Chip Growth Fund shareholders to automatically access their current account information:  Call 1-800-773-9665 (twenty-four hours a day, seven days a week), press “any key” then “2” and enter your 16 digit account number which appears at the top right of your statement.

To speak to a Fund representative regarding the current daily net asset value, current account information and any other questions:  Call 1-800-773-9665 and press “0” from 6 A.M. to 5 P.M. (PST).

Shareholder statement frequency:  Consolidated statements summarizing the Blue Chip Fund and First American Treasury Obligations Fund accounts held by a shareholder are sent quarterly.  In addition, individual Blue Chip Fund statements are sent whenever a transaction occurs.  These transactions are: (1) statements are sent for the Blue Chip Fund or First American Treasury Obligations Fund when a shareholder purchases or redeems shares; (2) Blue Chip Fund statements are sent if, and when, any ordinary income or capital gains are distributed.

Tax reporting:  Individual 1099 forms, which summarize any dividend income and any long- or short-term capital gains, are sent annually to shareholders each January.  The percentage of income earned from various government securities, if any, for the Blue Chip Fund and the First American Treasury Obligations Fund are also reported in January.

Minimum investment:  $1,000 for regular and retirement accounts ($100 for additional investments for all accounts – except for the Automatic Investment Plan, which is $50 for regular and retirement plan accounts).

Retirement plans:  All types are offered including Traditional IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA Plan, and SEP IRA.

Automatic Investment Plan:  There is no charge to automatically debit your checking account to invest in the Blue Chip Fund or the First American Treasury Obligations Fund ($50 minimum for either of these Funds) at periodic intervals to make automatic purchases in either of these Funds.  This is useful for dollar cost averaging for the Blue Chip Fund.

Systematic Withdrawal Plan:  For shareholders with a $10,000 minimum starting balance, there is no charge to automatically redeem shares ($100 minimum) in the Blue Chip Fund or the First American Treasury Obligations Fund as often as monthly and send a check to you or transfer funds to your bank account.

Free Check Writing:  Free check writing ($100 minimum) is offered for accounts invested in the First American Treasury Obligations Fund.

Exchanges or regular redemptions between the Blue Chip Fund and the First American Treasury Obligations Fund:  As often as desired – no charge.

NASDAQ symbols:  Reynolds Blue Chip Growth Fund – RBCGX and First American Treasury Obligations Fund – FATXX.

Portfolio Manager:  Frederick Reynolds is the portfolio manager of the Reynolds Blue Chip Growth Fund. He has been the portfolio manager of the Fund since its inception in 1988.

The Reynolds Blue Chip Growth Fund and the First American Treasury Obligations Fund are No-Load:  No front-end sales commissions or deferred sales charges (“loads”) are charged.  Some mutual funds impose  these marketing charges that are ultimately paid by the shareholder.  These marketing charges are either: (1) a front-end fee or “load” in which up to 5% of a shareholder’s assets are deducted from the original investment (some funds even charge a fee when a shareholder reinvests capital gains or dividends); or (2) a back-end penalty fee or “load” which is typically deducted from a shareholder’s account if a shareholder redeems within five years of the original investment.  These fees reduce a shareholder’s return.  The Reynolds Blue Chip Fund and the First American Treasury Obligations Fund are No-Load as they do not have these extra charges.

We appreciate your continued confidence in the Reynolds Blue Chip Growth Fund and would like to welcome our new shareholders.  We look forward to strong results in the future.

Sincerely,

Frederick L. Reynolds
President

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Reynolds Blue Chip Growth Fund unless accompanied or preceded by the Fund’s current prospectus.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data current to the most recent month-end may be obtained by visiting www.reynoldsfunds.com or by calling 1-800-773-9665.

Investors in the Fund may lose money.  There are risks associated with investments in the types of securities in which the Fund invests.  These risks include:

Market Risk – The prices of the stocks in which the Fund invests may decline for a number of reasons. These reasons include factors that are specific to one or more stocks in which the Fund invests as well as factors that affect the equity securities markets generally. The price declines may be steep, sudden and/or prolonged.

Growth Investing Risk – The investment adviser may be wrong in its assessment of a company’s potential for growth and the growth stocks the Fund holds may not grow as the investment adviser anticipates. Finally, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

Smaller and Medium Capitalization Companies Risk – The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Foreign Securities Risk – The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and different accounting methods.

Additional risks associated with investing in the Fund are as follows: Technology Companies Risk, Consumer Discretionary Companies Risk, and Portfolio Turnover Risk.  For details regarding these risks, please refer to the Fund’s Prospectus or Summary Prospectus dated January 31, 2015.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 773-9665 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.reynoldsfunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Distributed by Rafferty Capital Markets, LLC

Reynolds Blue Chip Growth Fund
EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Reynolds Blue Chip Growth Fund, you do not incur (except as described below) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees, but do incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 through March 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 10/01/14	Value 3/31/15	Period* 10/01/14-3/31/15
Reynolds Blue Chip Growth Fund Actual	$1,000.00	$1,052.80	$8.60
Hypothetical (5% return before expenses)	$1,000.00	$1,016.56	$8.45

*
Expenses are equal to the Fund’s annualized expense ratio of 1.68% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period between October 1, 2014 and March 31, 2015).

Reynolds Blue Chip Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2015 (Unaudited)

ASSETS:
Investments in securities, at value (cost $101,291,409)	$133,124,572
Cash	130,942
Receivable from investments sold	3,085,161
Prepaid expenses	91,337
Dividends receivable	70,046
Receivable from shareholders for purchases	40,002
Other receivables	1,139
Total assets	136,543,199
LIABILITIES:
Payable for investments purchased	1,871,679
Payable to adviser for management fees	110,514
Payable to shareholders for redemptions	91,610
Payable for distribution expenses	16,380
Other liabilities	164,791
Total liabilities	2,254,974
NET ASSETS	$134,288,225
NET ASSETS CONSIST OF:
Capital Stock, $0.01 par value; 40,000,000 shares authorized; 2,222,188 shares outstanding	$95,666,210
Net unrealized appreciation on investments	31,833,163
Accumulated undistributed net realized gain on investments	7,180,085
Accumulated undistributed net investment loss	(391,233)
Net assets	$134,288,225
CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($134,288,225 ÷ 2,222,188 shares outstanding)	$60.43

SCHEDULE OF INVESTMENTS
March 31, 2015 (Unaudited)

Shares		Value
LONG-TERM INVESTMENTS — 99.1% (a)
COMMON STOCKS — 98.2% (a)
	Aerospace & Defense — 2.1%
2,200	The Boeing Company	$330,176
400	Esterline Technologies Corporation*	45,768
2,900	GenCorp, Inc.*	67,251
600	General Dynamics Corporation	81,438
4,800	Hexcel Corporation	246,816
600	Honeywell International, Inc.	62,586
700	L-3 Communications Holdings, Inc.	88,053
1,400	Lockheed Martin Corporation	284,144
2,000	Northrop Grumman Corporation	321,920
1,000	Raytheon Company	109,250
4,400	Rockwell Collins, Inc.	424,820
5,600	Spirit AeroSystems
	Holdings, Inc., Class A*	292,376
4,400	Textron, Inc.	195,052
600	TransDigm Group, Inc.	131,232
700	United Technologies Corporation	82,040
		2,762,922
	Air Freight & Logistics — 0.6%
900	C.H. Robinson Worldwide, Inc.	65,898
1,400	Expeditors International of Washington, Inc.	67,452

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2015 (Unaudited)

Shares		Value
LONG-TERM INVESTMENTS — 99.1% (a) (Continued)
COMMON STOCKS — 98.2% (a) (Continued)
	Air Freight & Logistics — 0.6% (Continued)
3,100	FedEx Corporation	$512,895
1,600	United Parcel Service, Inc., Class B	155,104
		801,349
	Airlines — 2.9%
8,400	Alaska Air Group, Inc.	555,912
5,300	Allegiant Travel Company	1,019,137
3,400	American Airlines Group, Inc.	179,452
1,400	China Eastern Airlines
	Corporation, Ltd. - ADR*	44,730
1,400	China Southern Airlines
	Company, Ltd. - SP-ADR	50,456
3,900	Delta Air Lines, Inc.	175,344
13,700	Hawaiian Holdings, Inc.*	301,742
11,200	JetBlue Airways Corporation*	215,600
3,400	SkyWest, Inc.	49,674
14,300	Southwest Airlines Company	633,490
6,400	Spirit Airlines, Inc.*	495,104
3,400	United Continental Holdings, Inc.*	228,650
		3,949,291
	Auto Components — 0.2%
400	Autoliv, Inc.	47,108
700	BorgWarner, Inc.	42,336
1,400	The Goodyear Tire & Rubber Company	37,912
800	Lear Corporation	88,656
		216,012
	Automobiles — 0.8%
500	Harley-Davidson, Inc.	30,370
1,000	HONDA MOTOR COMPANY,
	Ltd. - SP-ADR	32,760
4,000	Tesla Motors, Inc.*	755,080
1,500	TOYOTA MOTOR
	CORPORATION - SP-ADR	209,835
		1,028,045
	Banks — 1.1%
12,200	Bank of America Corporation	187,758
2,600	Citigroup, Inc.	133,952
4,300	East West Bancorp, Inc.	173,978
700	First Republic Bank	39,963
4,200	Huntington Bancshares, Inc.	46,410
2,900	JPMorgan Chase & Company	175,682
1,800	KeyCorp	25,488
1,100	Signature Bank*	142,538
1,400	SunTrust Banks, Inc.	57,526
5,500	U.S. Bancorp	240,185
3,700	Webster Financial Corporation	137,085
1,600	Wells Fargo & Company	87,040
		1,447,605
	Beverages — 1.5%
1,800	Anheuser-Busch InBev N.V. - SP-ADR	219,438
1,600	Coca-Cola Bottling Company Consolidated	180,896
700	The Coca-Cola Company	28,385
2,400	Constellation Brands, Inc., Class A*	278,904
6,100	Dr. Pepper Snapple Group, Inc.	478,728
400	Fomento Economico Mexicano,
	S.A.B. de C.V. - SP-ADR*	37,400
3,100	Monster Beverage Corporation*	429,025
3,700	PepsiCo, Inc.	353,794
		2,006,570
	Biotechnology — 8.9%
2,300	ACADIA Pharmaceuticals, Inc.*	74,957
5,100	Alexion Pharmaceuticals, Inc.*	883,830
10,200	Alkermes plc*	621,894
600	AMAG Pharmaceuticals, Inc.*	32,796
4,300	Amgen, Inc.	687,355
4,500	Arena Pharmaceuticals, Inc.*	19,665
5,400	ARIAD Pharmaceuticals, Inc.*	44,496
3,400	Biogen Idec, Inc.*	1,435,616
3,800	BioMarin Pharmaceutical, Inc.*	473,556
12,600	Celgene Corporation*	1,452,528
3,400	Celldex Therapeutics, Inc.*	94,758
900	Cepheid, Inc.*	51,210
400	China Biologic Products, Inc.*	38,204
900	Clovis Oncology, Inc.*	66,807
400	Esperion Therapeutics, Inc.*	37,040
5,000	Exelixis, Inc.*	12,850
10,500	Gilead Sciences, Inc.*	1,030,365
4,500	Incyte Corporation*	412,470
1,800	Infinity Pharmaceuticals, Inc.*	25,164
1,200	Intercept Pharmaceuticals, Inc.*	338,424
800	Intrexon Corporation*	36,296
7,100	Isis Pharmaceuticals, Inc.*	452,057
300	Juno Therapeutics, Inc.*	18,198
500	Kite Pharma, Inc.*	28,840
2,800	Medivation, Inc.*	361,396
1,000	Myriad Genetics, Inc.*	35,400
700	Neurocrine Biosciences, Inc.*	27,797
4,100	NewLink Genetics Corporation*	224,311

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2015 (Unaudited)

Shares		Value
LONG-TERM INVESTMENTS — 99.1% (a) (Continued)
COMMON STOCKS — 98.2% (a) (Continued)
	Biotechnology — 8.9% (Continued)
6,800	Orexigen Therapeutics, Inc.*	$53,244
2,400	PDL BioPharma, Inc.	16,884
200	Puma Biotechnology, Inc.*	47,222
1,500	Receptos, Inc.*	247,335
2,000	Regeneron Pharmaceuticals, Inc.*	902,960
4,000	Repligen Corporation*	121,440
2,200	Sarepta Therapeutics, Inc.*	29,216
2,500	Seattle Genetics, Inc.*	88,375
800	Synageva BioPharma Corporation*	78,024
1,400	Tekmira Pharmaceuticals Corporation*	24,444
3,000	United Therapeutics Corporation*	517,305
6,500	Vertex Pharmaceuticals, Inc.*	766,805
		11,911,534
	Building Products — 0.5%
1,500	A.O. Smith Corporation	98,490
900	Advanced Drainage Systems, Inc.	26,946
3,200	Lennox International, Inc.	357,408
6,400	Masco Corporation	170,880
1,000	Owens Corning	43,400
		697,124
	Capital Markets — 2.3%
400	Affiliated Managers Group, Inc.*	85,912
300	Ameriprise Financial, Inc.	39,252
4,700	The Bank of New York
	Mellon Corporation	189,128
300	BlackRock, Inc.	109,752
13,900	The Charles Schwab Corporation	423,116
18,100	E*TRADE Financial Corporation*	516,845
500	Franklin Resources, Inc.	25,660
1,400	The Goldman Sachs Group, Inc.	263,158
1,400	Interactive Brokers Group, Inc., Class A	47,628
1,500	Invesco, Ltd.	59,535
4,500	Investment Technology Group, Inc.*	136,395
5,300	Janus Capital Group, Inc.	91,107
2,600	Legg Mason, Inc.	143,520
6,800	Morgan Stanley	242,692
1,000	Piper Jaffray Companies, Inc.*	52,460
2,400	Raymond James Financial, Inc.	136,272
4,600	SEI Investments Company	202,814
6,400	TD Ameritrade Holding Corporation	238,464
500	Waddell & Reed Financial, Inc., Class A	24,770
		3,028,480
	Chemicals — 1.5%
1,800	Ecolab, Inc.	205,884
1,100	International Flavors & Fragrances, Inc.	129,140
2,400	Monsanto Company	270,096
4,600	RPM International, Inc.	220,754
3,900	The Scotts Miracle-Gro Company, Class A	261,963
2,000	The Sherwin-Williams Company	569,000
1,000	Sigma-Aldrich Corporation	138,250
2,800	The Valspar Corporation	235,284
		2,030,371
	Commercial Services & Supplies — 1.0%
8,300	Cintas Corporation	677,529
2,400	KAR Auction Services, Inc.	91,032
2,700	Rollins, Inc.	66,771
2,500	Stericycle, Inc.*	351,075
1,900	Waste Connections, Inc.	91,466
		1,277,873
	Communications Equipment — 1.2%
700	Aruba Networks, Inc.*	17,143
15,900	Brocade Communications Systems, Inc.	188,654
4,300	Ciena Corporation*	83,033
10,000	Cisco Systems, Inc.	275,250
3,500	F5 Networks, Inc.*	402,290
2,200	Finisar Corporation*	46,948
4,300	Infinera Corporation*	84,581
1,700	Palo Alto Networks, Inc.*	248,336
1,200	Plantronics, Inc.	63,540
2,000	QUALCOMM, Inc.	138,680
1,800	Ruckus Wireless, Inc.*	23,166
700	ViaSat, Inc.*	41,727
		1,613,348
	Construction Materials — 0.1%
1,000	Vulcan Materials Company	84,300

	Consumer Finance — 0.1%
800	American Express Company	62,496
900	Capital One Financial Corporation	70,938
600	Discover Financial Services	33,810
		167,244
	Containers & Packaging — 0.1%
1,300	Crown Holdings, Inc.*	70,226
2,500	Sealed Air Corporation	113,900
		184,126
	Distributors — 0.2%
3,600	Genuine Parts Company	335,484

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2015 (Unaudited)

Shares		Value
LONG-TERM INVESTMENTS — 99.1% (a) (Continued)
COMMON STOCKS — 98.2% (a) (Continued)
	Electrical Equipment — 0.2%
1,800	Sensata Technologies Holding N.V.*	$103,410
2,700	SolarCity Corporation*	138,456
		241,866
	Electronic Equipment,
	Instruments & Components — 0.8%
6,100	Amphenol Corporation, Class A	359,473
9,600	Flextronics International, Ltd.*	121,680
4,100	Jabil Circuit, Inc.	95,858
1,120	Methode Electronics, Inc.	52,685
1,100	TE Connectivity, Ltd.	78,782
2,200	Universal Display Corporation*	102,850
2,900	Zebra Technologies Corporation, Class A*	263,073
		1,074,401
	Energy Equipment & Services — 0.0%
500	Schlumberger, Ltd.	41,720
1,400	Transocean, Ltd.	20,538
		62,258
	Financial Services – Diversified — 1.4%
7,300	Berkshire Hathaway, Inc., Class B*	1,053,536
2,000	CME Group, Inc.	189,420
1,600	IntercontinentalExchange Group, Inc.	373,232
800	Moody’s Corporation	83,040
3,200	The NASDAQ OMX Group, Inc.	163,008
		1,862,236
	Food & Staples Retailing — 2.6%
10,700	Costco Wholesale Corporation	1,620,997
11,700	CVS Health Corporation	1,207,557
1,100	The Kroger Company	84,326
3,600	SUPERVALU, Inc.*	41,868
1,400	United Natural Foods, Inc.*	107,856
2,600	Walgreens Boots Alliance, Inc.	220,168
4,600	Whole Foods Market, Inc.	239,568
		3,522,340
	Food Products — 0.9%
800	Archer-Daniels-Midland Company	37,920
600	General Mills, Inc.	33,960
3,300	The Hain Celestial Group, Inc.*	211,365
800	The J.M. Smucker Company	92,584
2,500	Keurig Green Mountain, Inc.	279,325
1,600	McCormick & Company, Inc.,
	Non Voting Shares	123,376
2,100	Mead Johnson Nutrition Company	211,113
4,100	WhiteWave Foods Company*	181,794
		1,171,437
	Health Care Equipment & Supplies — 3.6%
9,100	Abbott Laboratories	421,603
2,300	ABIOMED, Inc.*	164,634
2,300	Align Technology, Inc.*	123,705
1,600	Becton, Dickinson and Company	229,744
11,200	Boston Scientific Corporation*	198,800
600	C.R. Bard, Inc.	100,410
500	Cyberonics, Inc.*	32,460
4,800	Edwards Lifesciences Corporation*	683,808
1,600	Hologic, Inc.*	52,840
2,500	IDEXX Laboratories, Inc.*	386,200
1,900	Integra LifeSciences Holdings*	117,135
400	Intuitive Surgical, Inc.*	202,012
6,707	Medtronic plc	523,079
3,900	ResMed, Inc.	279,942
900	Sirona Dental Systems, Inc.*	80,991
6,800	The Spectranetics Corporation*	236,368
1,600	STERIS Corporation	112,432
4,000	Stryker Corporation	369,000
1,000	Varian Medical Systems, Inc.*	94,090
3,200	Zimmer Holdings, Inc.	376,064
		4,785,317
	Health Care Providers & Services — 6.0%
1,000	Acadia Healthcare Company, Inc.*	71,600
6,200	Aetna, Inc.	660,486
5,100	AmerisourceBergen Corporation	579,717
6,300	Anthem, Inc.	972,783
2,000	Brookdale Senior Living, Inc.*	75,520
6,800	Cardinal Health, Inc.	613,836
5,400	Centene Corporation*	381,726
2,000	Cigna Corporation	258,880
800	Community Health Systems, Inc.*	41,824
1,000	DaVita HealthCare Partners, Inc.*	81,280
3,200	Express Scripts Holding Company*	277,664
4,000	Fresenius Medical Care AG &
	Company KGaA - ADR	165,800
1,400	HCA Holdings, Inc.*	105,322
2,000	Henry Schein, Inc.*	279,240
4,700	Humana, Inc.	836,694
2,000	Laboratory Corporation
	of America Holdings*	252,180

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2015 (Unaudited)

Shares		Value
LONG-TERM INVESTMENTS — 99.1% (a) (Continued)
COMMON STOCKS — 98.2% (a) (Continued)
	Health Care Providers &
	Services — 6.0% (Continued)
1,500	Magellan Health, Inc.*	$106,230
2,100	McKesson Corporation	475,020
500	Molina Healthcare, Inc.*	33,645
1,100	Omnicare, Inc.	84,766
2,800	Patterson Companies, Inc.	136,612
3,100	Quest Diagnostics, Inc.	238,235
700	Tenet Healthcare Corporation*	34,657
4,500	UnitedHealth Group, Inc.	532,305
2,100	Universal Health Services, Inc., Class B	247,191
6,300	VCA, Inc.*	345,366
2,000	WellCare Health Plans, Inc.*	182,920
		8,071,499
	Health Care Technology — 0.8%
2,600	athenahealth, Inc.*	310,414
9,800	Cerner Corporation*	717,948
		1,028,362
	Hotels, Restaurants & Leisure — 7.7%
1,400	BJ’s Restaurants, Inc.*	70,630
1,000	Bloomin’ Brands, Inc.	24,330
1,900	Bob Evans Farms, Inc.	87,894
2,600	Boyd Gaming Corporation*	36,920
4,000	Brinker International, Inc.	246,240
700	Buffalo Wild Wings, Inc.*	126,868
5,300	Carnival Corporation	253,552
2,000	The Cheesecake Factory, Inc.	98,660
1,200	Chipotle Mexican Grill, Inc.*	780,648
1,100	Choice Hotels International, Inc.	70,477
200	Cracker Barrel Old Country Store, Inc.	30,428
5,000	Darden Restaurants, Inc.	346,700
4,300	Denny’s Corporation*	49,020
700	DineEquity, Inc.	74,907
13,300	Domino’s Pizza, Inc.	1,337,315
3,800	Dunkin’ Brands Group, Inc.	180,728
800	El Pollo Loco Holdings, Inc.*	20,488
600	Fiesta Restaurant Group, Inc.*	36,600
900	The Habit Restaurants, Inc., Class A*	28,926
4,000	Hilton Worldwide Holdings, Inc.*	118,480
3,500	Hyatt Hotels Corporation, Class A*	207,270
1,500	InterContinental Hotels Group plc - ADR	58,740
5,700	Jack in the Box, Inc.	546,744
700	Las Vegas Sands Corporation	38,528
2,200	LIFE TIME FITNESS, Inc.*	156,112
7,000	Marriott International, Inc., Class A	562,240
5,600	Marriott Vacations Worldwide Corporation	453,880
1,700	McDonald’s Corporation	165,648
2,400	MGM Resorts International*	50,472
800	Noodles & Company*	13,952
4,000	Norwegian Cruise Line Holdings, Ltd.*	216,040
1,800	Panera Bread Company, Class A*	287,991
3,000	Papa John’s International, Inc.	185,430
1,500	Red Robin Gourmet Burgers, Inc.*	130,500
19	Restaurant Brands International, Inc.	695
2,700	Royal Caribbean Cruises, Ltd.	220,995
1,200	Ruth’s Hospitality Group, Inc.	19,056
1,100	Shake Shack, Class A*	55,055
19,200	Starbucks Corporation	1,818,240
2,500	Starwood Hotels & Resorts
	Worldwide, Inc.	208,750
2,700	Texas Roadhouse, Inc.	98,361
4,200	Wyndham Worldwide Corporation	379,974
400	Wynn Resorts, Ltd.	50,352
4,400	Yum! Brands, Inc.	346,368
		10,291,204
	Household Durables — 1.6%
15,660	D.R. Horton, Inc.	445,997
700	Garmin, Ltd.	33,264
5,400	Jarden Corporation*	285,660
1,500	KB Home	23,430
10,500	Leggett & Platt, Inc.	483,945
1,800	Lennar Corporation, Class A	93,258
800	Libbey, Inc.	31,928
300	Mohawk Industries, Inc.*	55,725
2,100	Newell Rubbermaid, Inc.	82,047
1,800	PulteGroup, Inc.	40,014
1,900	The Ryland Group, Inc.	92,606
700	Tempur Sealy International, Inc.*	40,418
1,300	Toll Brothers, Inc.*	51,142
2,100	Whirlpool Corporation	424,326
		2,183,760
	Household Products — 1.2%
5,500	Church & Dwight Company, Inc.	469,810
4,000	The Clorox Company	441,560
5,500	Colgate-Palmolive Company	381,370
800	Energizer Holdings, Inc.	110,440

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2015 (Unaudited)

Shares		Value
LONG-TERM INVESTMENTS — 99.1% (a) (Continued)
COMMON STOCKS — 98.2% (a) (Continued)
	Household Products — 1.2% (Continued)
1,900	Kimberly-Clark Corporation	$203,509
800	The Procter & Gamble Company	65,552
		1,672,241
	Industrial Conglomerates — 0.3%
1,500	3M Company	247,425
2,100	Danaher Corporation	178,290
		425,715
	Insurance — 1.2%
500	Aflac, Inc.	32,005
2,500	Allied World Assurance
	Company Holdings AG	101,000
2,900	The Allstate Corporation	206,393
3,700	American International Group, Inc.	202,723
500	China Life Insurance Company, Ltd. - ADR	33,040
2,700	FBL Financial Group, Inc., Class A	167,427
2,600	Genworth Financial, Inc., Class A*	19,006
500	Hanover Insurance Group, Inc.	36,290
2,800	Lincoln National Corporation	160,888
3,900	Marsh & McLennan Companies, Inc.	218,751
600	MetLife, Inc.	30,330
3,100	The Travelers Companies, Inc.	335,203
1,400	Universal Insurance Holdings, Inc.	35,826
1,900	Unum Group	64,087
		1,642,969
	Internet & Catalog Retail — 4.4%
5,700	Amazon.com, Inc.*	2,120,970
3,900	Expedia, Inc.	367,107
8,300	Groupon, Inc.*	59,843
2,100	HSN, Inc.	143,283
3,500	Liberty Interactive Corporation, Class A*	102,165
4,300	Netflix, Inc.*	1,791,767
1,200	Overstock.com, Inc.*	29,064
600	The Priceline Group, Inc.*	698,490
4,700	TripAdvisor, Inc.*	390,899
8,000	Vipshop Holdings, Ltd. - ADS*	235,520
		5,939,108
	Internet Software & Services — 6.0%
5,100	Akamai Technologies, Inc.*	362,329
9,700	Alibaba Group Holding, Ltd. - SP-ADR*	807,428
5,900	Baidu, Inc. - SP-ADR*	1,229,560
600	Bitauto Holdings, Ltd. - ADR*	30,528
1,300	Cimpress N.V.*	109,694
5,900	eBay, Inc.*	340,312
8,800	Facebook, Inc., Class A*	723,492
1,900	Google, Inc., Class A*	1,053,930
2,100	Google, Inc., Class C*	1,150,800
3,100	GrubHub, Inc.*	140,709
1,100	LinkedIn Corporation, Class A*	274,846
1,300	LogMeIn, Inc.*	72,787
400	MercadoLibre, Inc.	49,008
700	NetEase, Inc. - ADR	73,710
1,400	Pandora Media, Inc.*	22,694
2,100	Rackspace Hosting, Inc.*	108,339
4,200	Twitter, Inc.*	210,336
7,000	VeriSign, Inc.*	468,790
4,000	Yahoo!, Inc.*	177,740
7,100	Zillow Group, Inc., Class A*	712,130
		8,119,162
	IT Services — 4.3%
3,800	Amdocs, Ltd.	206,720
2,400	Automatic Data Processing, Inc.	205,536
9,400	Broadridge Financial Solutions, Inc.	517,094
3,800	Cognizant Technology Solutions
	Corporation, Class A*	237,082
500	Computer Sciences Corporation	32,640
3,600	CSG Systems International, Inc.	109,404
4,400	DST Systems, Inc.	487,124
1,200	EPAM Systems, Inc.*	73,548
5,600	Fidelity National Information
	Services, Inc.	381,136
9,900	Fiserv, Inc.*	786,060
5,300	Gartner, Inc.*	444,405
8,500	Genpact, Ltd.*	197,625
2,900	Infosys, Ltd. - SP-ADR	101,732
1,300	Jack Henry & Associates, Inc.	90,857
6,700	Mastercard, Inc., Class A	578,813
500	MAXIMUS, Inc.	33,380
5,600	Paychex, Inc.	277,844
4,100	Sabre Corporation	99,630
2,400	Total System Services, Inc.	91,560
1,200	VeriFone Systems, Inc.*	41,868
10,400	Visa, Inc., Class A	680,264
2,200	The Western Union Company	45,782
		5,720,104

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2015 (Unaudited)

Shares		Value
LONG-TERM INVESTMENTS — 99.1% (a) (Continued)
COMMON STOCKS — 98.2% (a) (Continued)
	Leisure Products — 0.0%
200	Hasbro, Inc.	$12,648

	Life Sciences Tools & Services — 1.5%
10,000	Affymetrix, Inc.*	125,600
500	Agilent Technologies, Inc.	20,775
4,600	Charles River Laboratories
	International, Inc.*	364,734
500	ICON plc*	35,265
2,000	Illumina, Inc.*	371,280
600	Mettler-Toledo International, Inc.*	197,190
3,000	PAREXEL International Corporation*	206,970
2,500	PerkinElmer, Inc.	127,850
1,500	Thermo Fisher Scientific, Inc.	201,510
2,700	Waters Corporation*	335,664
		1,986,838
	Machinery — 1.2%
1,200	Alamo Group, Inc.	75,756
700	Barnes Group, Inc.	28,343
5,900	IDEX Corporation	447,397
3,600	Pall Corporation	361,404
2,300	Snap-On, Inc.	338,238
1,200	Stanley Black & Decker, Inc.	114,432
800	The Toro Company	56,096
400	Valmont Industries, Inc.	49,152
1,200	Wabtec Corporation	114,012
		1,584,830
	Media — 2.4%
600	CBS Corporation, Class B Non-Voting	36,378
5,500	Comcast Corporation, Class A	310,585
1,400	DIRECTV*	119,140
600	Discovery Communications, Inc., Class C*	17,685
700	Gannett Company, Inc.	25,956
1,700	IMAX Corporation*	57,307
2,100	The Interpublic Group of Companies, Inc.	46,452
1,316	Liberty Global plc, Class A*	67,735
1,100	Liberty Media Corporation, Class A*	42,405
600	Nexstar Broadcasting Group, Inc., Class A	34,332
2,600	Omnicom Group, Inc.	202,748
700	Scholastic Corporation	28,658
54,500	Sirius XM Holdings, Inc.*	208,190
2,200	Starz, Class A*	75,702
600	Time Warner Cable, Inc.	89,928
1,700	Time Warner, Inc.	143,548
1,700	Twenty-First Century Fox, Inc., Class A	57,528
2,400	Viacom, Inc., Class B	163,920
14,200	The Walt Disney Company	1,489,438
		3,217,635
	Multiline Retail — 1.5%
1,300	Big Lots, Inc.	62,439
1,000	Dillard’s, Inc., Class A	136,510
4,600	Dollar General Corporation*	346,748
5,600	Dollar Tree, Inc.*	454,412
500	Family Dollar Stores, Inc.	39,620
2,900	Kohl’s Corporation	226,925
2,600	Macy’s, Inc.	168,766
4,500	Nordstrom, Inc.	361,440
2,900	Target Corporation	238,003
		2,034,863
	Oil, Gas & Consumable Fuels — 0.1%
900	Canadian Natural Resources, Ltd.	27,639
1,900	Denbury Resources, Inc.	13,851
900	Sasol - SP-ADR	30,636
700	Western Refining, Inc.	34,573
		106,699
	Paper & Forest Products — 0.1%
900	Boise Cascade Company*	33,714
1,100	International Paper Company	61,039
1,400	Mercer International, Inc.*	21,504
		116,257
	Pharmaceuticals — 4.4%
4,100	AbbVie, Inc.	240,014
1,284	Actavis plc*	382,189
3,100	Akorn, Inc.*	147,281
7,200	Bristol-Myers Squibb Company	464,400
2,900	Dr. Reddy’s Laboratories, Ltd. - ADR	165,590
7,200	Eli Lilly and Company	523,080
2,600	Endo International plc*	233,220
900	GW Pharmaceuticals plc - ADR*	82,017
3,500	Horizon Pharma plc*	90,895
3,500	Jazz Pharmaceuticals plc*	604,765
2,200	Johnson & Johnson	221,320
600	Lannet Company, Inc.*	40,626
6,600	Mallinckrodt plc*	835,890
1,000	The Medicines Company*	28,020
3,500	Merck & Company, Inc.	201,180
1,700	Mylan N.V.*	100,895
1,000	Novo Nordisk A/S - SP-ADR	53,390

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2015 (Unaudited)

Shares		Value
LONG-TERM INVESTMENTS — 99.1% (a) (Continued)
COMMON STOCKS — 98.2% (a) (Continued)
	Pharmaceuticals — 4.4% (Continued)
300	Perrigo Company plc	$49,665
11,900	Pfizer, Inc.	414,001
2,700	SciClone Pharmaceuticals, Inc.*	23,922
1,700	Shire plc- ADR	406,793
4,400	Teva Pharmaceutical
	Industries, Ltd. - SP-ADR	274,120
1,500	Valeant Pharmaceuticals
	International, Inc.*	297,930
		5,881,203
	Professional Services — 0.7%
2,600	51job, Inc. - ADR*	83,889
400	The Dun & Bradstreet Corporation	51,344
900	Equifax, Inc.	83,700
1,100	IHS, Inc., Class A*	125,136
2,100	On Assignment, Inc.*	80,577
2,900	Robert Half International, Inc.	175,508
2,500	Towers Watson & Company, Class A	330,463
500	Verisk Analytics, Inc., Class A*	35,700
		966,317
	Real Estate Management &
	Development — 0.2%
3,700	Brookfield Asset Management, Inc.,
	Class A	198,357
300	Jones Lang LaSalle, Inc.	51,120
		249,477
	Road & Rail — 0.8%
1,400	Avis Budget Group, Inc.*	82,621
400	J.B. Hunt Transportation Services, Inc.	34,158
1,200	Kansas City Southern	122,496
1,500	Norfolk Southern Corporation	154,380
3,500	Old Dominion Freight Line, Inc.*	270,550
1,000	Ryder System, Inc.	94,890
700	Saia, Inc.*	31,010
800	Swift Transportation Company*	20,816
2,800	Union Pacific Corporation	303,268
		1,114,189
	Semiconductors &
	Semiconductor Equipment — 3.5%
2,800	Ambarella, Inc.*	211,988
2,300	Analog Devices, Inc.	144,900
1,800	ARM Holdings plc - SP-ADR	88,740
2,900	Atmel Corporation	23,867
2,300	Avago Technologies, Ltd.	292,054
5,500	Broadcom Corporation, Class A	238,122
4,800	Canadian Solar, Inc.*	160,272
500	Cavium, Inc.*	35,410
5,500	Cirrus Logic, Inc.*	182,930
1,000	Cree, Inc.*	35,490
4,900	Cypress Semiconductor Corporation	69,139
7,500	First Solar, Inc.*	448,425
900	Freescale Semiconductor, Ltd.*	36,684
8,000	Integrated Device Technology, Inc.*	160,160
4,900	JA Solar Holdings Company, Ltd. - ADR*	46,844
300	KLA-Tencor Corporation	17,487
400	Kulicke & Soffa Industries, Inc.*	6,252
1,100	Lam Research Corporation	77,258
1,500	Linear Technology Corporation	70,200
700	Mellanox Technologies, Ltd.*	31,738
2,800	Micrel, Inc.	42,224
1,300	Monolithic Power Systems	68,445
2,800	NVIDIA Corporation	58,590
2,300	NXP Semiconductors N.V.*	230,828
11,600	ON Semiconductor Corporation*	140,476
400	Qorvo, Inc.*	31,880
2,000	Rambus, Inc.*	25,150
12,900	Skyworks Solutions, Inc.	1,267,941
4,100	SunEdison, Inc.*	98,400
2,700	SunPower Corporation*	84,537
1,700	Synaptics, Inc.*	138,219
1,600	Teradyne, Inc.	30,160
1,200	Texas Instruments, Inc.	68,622
5,600	Tower Semiconductor, Ltd.*	95,088
		4,758,520
	Software — 3.5%
3,300	Adobe Systems, Inc.*	244,002
1,400	Aspen Technology, Inc.*	53,886
5,600	Autodesk, Inc.*	328,384
4,900	Check Point Software Technologies, Ltd.*	401,653
2,300	Citrix Systems, Inc.*	146,901
600	CommVault Systems, Inc.*	26,220
900	Ebix, Inc.	27,342
8,200	Electronic Arts, Inc.*	482,283
4,600	FactSet Research Systems, Inc.	732,320
2,500	Fair Isaac Corporation	221,800
1,700	FireEye, Inc.*	66,725
10,800	Fortinet, Inc.*	377,460

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2015 (Unaudited)

Shares		Value
LONG-TERM INVESTMENTS — 99.1% (a) (Continued)
COMMON STOCKS — 98.2% (a) (Continued)
	Software — 3.5% (Continued)
800	Imperva, Inc.*	$34,160
2,700	Informatica Corporation*	118,408
1,600	Intuit, Inc.	155,136
1,900	Microsoft Corporation	77,244
2,000	Oracle Corporation	86,300
500	Red Hat, Inc.*	37,875
1,200	Salesforce.com, Inc.*	80,172
600	SAP SE - SP-ADR	43,302
700	SolarWinds, Inc.*	35,868
7,100	Symantec Corporation	165,891
600	Synchronoss Technologies, Inc.*	28,476
5,000	Synopsys, Inc.*	231,600
1,500	Take-Two Interactive Software, Inc.*	38,183
1,500	The Ultimate Software Group, Inc.*	254,933
3,600	VASCO Data Security International, Inc.*	77,544
1,400	Verint Systems, Inc.*	86,702
400	VMware, Inc., Class A*	32,804
3,200	Zynga, Inc., Class A*	9,120
		4,702,694
	Specialty Retail — 5.9%
1,400	Abercrombie & Fitch Company, Class A	30,856
400	Advance Auto Parts, Inc.	59,876
2,100	American Eagle Outfitters, Inc.	35,868
800	Asbury Automotive Group, Inc.*	66,480
500	AutoNation, Inc.*	32,165
1,100	AutoZone, Inc.*	750,376
2,200	Bed Bath & Beyond, Inc.*	168,905
7,600	Best Buy Company, Inc.	287,204
36,000	Borders Group, Inc.*(b)	—
7,400	CarMax, Inc.*	510,674
400	Conn’s, Inc.*	12,112
1,800	Dick’s Sporting Goods, Inc.	102,582
900	DSW, Inc., Class A	33,192
2,300	Foot Locker, Inc.	144,900
6,200	The Home Depot, Inc.	704,382
2,100	L Brands, Inc.	198,009
1,400	Lithia Motors, Inc., Class A	139,174
15,700	Lowe’s Companies, Inc.	1,167,923
600	Lumber Liquidators Holdings, Inc.*	18,468
600	The Michaels Companies, Inc.*	16,236
16,000	Office Depot, Inc.*	147,200
1,600	O’Reilly Automotive, Inc.*	345,984
1,500	Outerwall, Inc.	99,180
3,900	The Pep Boys-Manny, Moe & Jack*	37,518
400	Restoration Hardware Holdings, Inc.*	39,676
9,500	Ross Stores, Inc.	1,000,920
3,000	Sally Beauty Holdings, Inc.*	103,110
2,500	Select Comfort Corporation*	86,175
1,400	Staples, Inc.	22,799
400	Tiffany & Company	35,204
6,600	The TJX Companies, Inc.	462,330
4,200	Tractor Supply Company	357,252
2,200	Ulta Salon, Cosmetics & Fragrance, Inc.*	331,870
2,300	Urban Outfitters, Inc.*	104,995
3,500	Williams-Sonoma, Inc.	278,985
		7,932,580
	Technology Hardware,
	Storage & Peripherals — 1.7%
17,300	Apple, Inc.	2,152,639
2,200	NetApp, Inc.	78,012
800	SanDisk Corporation	50,896
		2,281,547
	Telecommunication Services –
	Diversified — 0.1%
12,500	Frontier Communications Corporation	88,125
2,200	IDT Corporation, Class B	39,050
600	Level 3 Communications, Inc.*	32,304
		159,479
	Textiles, Apparel & Luxury Goods — 2.2%
400	Carter’s, Inc.	36,988
800	Coach, Inc.	33,144
22,600	Hanesbrands, Inc.	757,326
1,900	lululemon athletica, Inc.*	121,638
2,300	Luxottica Group SpA - SP-ADR	144,279
4,500	NIKE, Inc., Class B	451,485
400	PVH Corporation	42,624
500	Skechers U.S.A., Inc., Class A*	35,955
1,100	Tumi Holdings, Inc.*	26,906
8,600	Under Armour, Inc., Class A*	694,450
7,800	VF Corporation	587,418
		2,932,213
	Trading Companies & Distributors — 0.1%
600	W.W. Grainger, Inc.	141,486

	Water Utilities — 0.1%
2,400	American Water Works Company, Inc.	130,104

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2015 (Unaudited)

Shares		Value
LONG-TERM INVESTMENTS — 99.1% (a) (Continued)
COMMON STOCKS — 98.2% (a) (Continued)
	Wireless Telecommunication
	Services — 0.1%
1,100	SBA Communications
	Corporation, Class A*	$128,810
800	T-Mobile US, Inc.*	25,352
		154,162
	TOTAL COMMON STOCKS
	(cost $100,050,152)	131,819,398

PUBLICLY TRADED PARTNERSHIPS — 0.1% (a)
	Capital Markets — 0.1%
2,100	The Blackstone Group L.P.	81,669

	Hotels, Restaurants & Leisure — 0.0%
800	Cedar Fair L.P.	45,920
	TOTAL PUBLICLY
	TRADED PARTNERSHIPS
	(cost $126,669)	127,589

REITS — 0.8% (a)
	Real Estate Investment Trusts — 0.8%
1,400	Boston Properties, Inc.	196,672
800	CBRE Group, Inc., Class A*	30,968
1,000	Digital Realty Trust, Inc.	65,960
1,207	Equinix, Inc.	281,050
4,200	Extra Space Storage, Inc.	283,794
1,300	Iron Mountain, Inc.	47,424
1,300	Lamar Advertising Company, Class A	77,051
900	OMEGA Healthcare Investors, Inc.	36,513
900	Regency Centers Corporation	61,236
1,700	Tanger Factory Outlet Centers, Inc.	59,789
	TOTAL REITS
	(cost $1,091,554)	1,140,457

WARRANTS — 0.0% (a)
	Insurance — 0.0%
1,700	American International Group, Inc.,
	Expiration Date - 01/19/21,
	Exercise Price - $45.00*	37,128
	TOTAL WARRANTS
	(cost $23,034)	37,128
	TOTAL INVESTMENTS — 99.1% (a)
	(cost $101,291,409)	133,124,572
	Cash and receivables,
	less liabilities — 0.9% (a)	1,163,653
	TOTAL NET ASSETS — 100.0% (a)	$134,288,225

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
(b)
This security was fair valued as determined by the adviser using procedures approved by the Board of Directors and is classified as level 3.  As of March 31, 2015, the value of this security was $0 which represents 0.0% of total net assets.

ADR – Unsponsored American Depositary Receipt
ADS – American Depositary Share
AG – German Corporation
A/S – Danish Company
KGaA – German Limited Partnership
L.P. – Limited Partnership
N.V. – Dutch Public Limited Liability Co.
plc – Public Limited Company
REITS – Real Estate Investment Trusts
S.A.B. de C.V. – Sociedad Anonima Bursetil de Capital Variable
SP-ADR – Sponsored American Depositary Receipt
SpA – Italian Corporation

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI & S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 2015 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $2,096)	$845,334
Total investment income	845,334
EXPENSES:
Management fees	736,420
Distribution fees	90,800
Transfer agent fees	69,641
Administration fees	67,616
Shareholder servicing fees	63,791
Custodian fees	56,867
Fund accounting fees	35,519
Insurance expense	35,465
Professional fees	27,675
Chief Compliance Officer fees	13,840
Registration fees	13,584
Board of Directors fees	12,465
Printing and postage expense	12,153
Overdraft fees	261
Other expenses	392
Total expenses	1,236,489
NET INVESTMENT LOSS	(391,155)
NET REALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	13,427,685
NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(5,694,525)
NET GAIN ON INVESTMENTS	7,733,160
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,342,005

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended March 31, 2015 (Unaudited) and For the Year Ended September 30, 2014

	2015	2014
OPERATIONS:
Net investment loss	$(391,155)	$(1,274,785)
Net realized gain on investments and foreign currency transactions	13,427,685	36,109,347
Net change in unrealized depreciation on investments and foreign currency transactions	(5,694,525)	(13,952,558)
Net increase in net assets resulting from operations	7,342,005	20,882,004
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net capital gains ($18.93395 per share and $3.37552 per share, respectively)	(37,422,133)	(9,569,666)
FUND SHARE ACTIVITIES:
Proceeds from shares issued (103,029 and 368,942 shares, respectively)	6,914,349	27,454,429
Net asset value of shares issued in distributions reinvested (592,591 and 122,033 shares, respectively)	34,891,785	9,048,741
Cost of shares redeemed (621,118 and 1,224,594 shares, respectively)	(40,368,206)	(90,763,759)
Net increase (decrease) in net assets derived from Fund share activities	1,437,928	(54,260,589)
TOTAL DECREASE IN NET ASSETS	(28,642,200)	(42,948,251)
NET ASSETS AT THE BEGINNING OF THE PERIOD	162,930,425	205,878,676
NET ASSETS AT THE END OF THE PERIOD (Includes undistributed net
investment loss of $(391,233) and $(78), respectively)	$134,288,225	$162,930,425

The accompanying notes are an integral part of these financial statements.

Reynolds Blue Chip Growth Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

	(Unaudited)
	For the Six
	Months Ended		Years Ended September 30,
	March 31, 2015		2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$75.86		$71.45	$58.97	$46.50	$48.29	$41.87
Income from investment operations:
Net investment loss(1)	(0.18)		(0.49)	(0.14)	(0.19)	(0.27)	(0.25)
Net realized and unrealized gains (losses) on investments	3.68		8.28	13.25	12.66	(1.52)	6.67
Total from investment operations	3.50		7.79	13.11	12.47	(1.79)	6.42
Less distributions:
Distributions from net investment income	—		—	—	—	—	—
Distributions from net realized gains	(18.93)		(3.38)	(0.63)	—	—	—
Total from distributions	(18.93)		(3.38)	(0.63)	—	—	—
Net asset value, end of period	$60.43		$75.86	$71.45	$58.97	$46.50	$48.29
TOTAL RETURN	5.28	%(2)	11.01%	22.50%	26.82%	(3.71%)	15.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$134,288		$162,930	$205,879	$186,073	$199,183	$116,043
Ratio of expenses (after reimbursement) to average net assets	1.68	%(3)	1.59%	1.58%	1.53%	1.55%	1.80%
Ratio of net investment loss to average net assets	(0.53	%)(3)	(0.65%)	(0.21%)	(0.34%)	(0.49%)	(0.55%)
Portfolio turnover rate	136	%(2)	102%	133%	99%	55%	80%

(1)	Amount calculated based on average shares outstanding throughout the period.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2015 (Unaudited)

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the Reynolds Funds, Inc. (the “Company”), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended. This Company consists of one fund: the Reynolds Blue Chip Growth Fund (the “Fund”). The Company was incorporated under the laws of Maryland on April 28, 1988.

The investment objective of the Fund is to produce long-term growth of capital by investing in a diversified portfolio of common stocks issued by well-established growth companies commonly referred to as “blue chip” companies.

The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all pricing procedures followed by the Fund.

(a)  Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded on the Nasdaq National Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates fair value. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might receive upon a current

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.

Under accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1—	Valuations based on unadjusted quoted prices in active markets for identical assets.
Level 2—	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3—	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of March 31, 2015, based on the inputs used to value them:

Valuation Inputs		Investments in Securities
Level 1—	Common Stocks	$131,819,398
	Publicly Traded Partnerships	127,589
	REITS	1,140,457
	Warrants	37,128
	Total Level 1	133,124,572
Level 2—	None	—
Level 3—	Common Stocks	—	*
Total		$133,124,572	**

It is the Fund’s policy to recognize transfers between levels at the end of the reporting period. For the six months ended March 31, 2015, there were no transfers between levels.

*
The security classified as Level 3 is a result of the company filing for bankruptcy and no additional observable inputs being available as of March 31, 2015.  The security was classified as Level 3 as of September 30, 2014, and there was no change in value from September 30, 2014 to March 31, 2015.

**	Please refer to the Schedule of Investments to view common stocks, publicly traded partnerships, REITS and warrants segregated by industry type.

(b)  Investment transactions are accounted for on a trade date basis for financial reporting purposes. Net realized gains and losses on sales of securities are computed on the highest amortized cost basis.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

(c)  The Fund records dividend income on the ex-dividend date and interest income on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

(d)  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2014, the following table shows the reclassifications made:

Accumulated Net	Accumulated Undistributed Net
Investment Loss	Realized Gain on Investments	Capital Stock
$1,335,971	$(1,458,889)	$122,918

(e)  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)  No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(g)  The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements as of and for the year ended September 30, 2014. Open tax years are those that are open for exam by taxing authorities and, as of March 31, 2015, open Federal tax years include the tax years ended September 30, 2011 through 2014. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations. During the six months ended March 31, 2015, the Fund did not incur any interest or penalties. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months.

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has a management agreement with Reynolds Capital Management, LLC (“RCM”), to serve as investment adviser and manager. The sole owner of RCM is Mr. Frederick L. Reynolds. Mr. Reynolds is also an officer and interested director of the Fund. Under the terms of the agreement, the Fund will pay RCM a monthly management fee at the annual rate of 1.00% of the daily net assets.

The agreement further stipulates that RCM will reimburse the Fund for all expenses exceeding 2.00% of its daily average net assets (excluding interest, taxes, brokerage commissions and extraordinary items). The Fund is not obligated to reimburse RCM for any expenses reimbursed in previous fiscal years. No such reimbursements were required for the six months ended March 31, 2015.

The Fund has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year, and may be less than the maximum amount allowed by the Plan.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015 (Unaudited)

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties — (Continued)

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

(3)	Distributions to Shareholders —
Net investment income and net realized gains, if any, for the Fund are distributed to shareholders at least annually and are recorded on the ex-dividend date.
(4)	Investment Transactions —

For the six months ended March 31, 2015, purchases and proceeds of sales of investment securities (excluding short-term securities) were $186,498,736 and $178,077,051, respectively.  There were no purchases or sales of U.S. Government securities.

(5)	Income Tax Information —
The following information for the Fund is presented on an income tax basis as of September 30, 2014:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$81,535,247	$39,541,103	$(3,945,879)	$35,595,224	$2,431,262	$30,675,657

The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.
The tax components of dividends paid during the six month period ended March 31, 2015 and the year ended September 30, 2014 are:

Six Months Ended March 31, 2015		Year Ended September 30, 2014
Ordinary Income	Long-Term Capital	Ordinary Income	Long-Term Capital
Distributions	Gains Distributions	Distributions	Gains Distributions
$2,565,737	$34,856,396	$1,157,907	$8,411,759

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2014.

As of September 30, 2014, the Fund did not have a post-October capital loss or a capital loss carryforward.

The Fund designated 100% of dividends declared and paid during the year ended September 30, 2014 from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

Corporate shareholders may be eligible for a dividend received deduction for certain ordinary income distributions paid by the Fund.  The Fund designated 100% of dividends declared and paid during the year ended September 30, 2014 from net investment income as qualifying for the dividends received deduction.  The deduction is a pass through of dividends paid by domestic corporations (i.e. only equities) subject to taxation.

Reynolds Blue Chip Growth Fund
ADVISORY AGREEMENT

On December 16, 2014, the Board of Directors (“Directors”) of Reynolds Funds, Inc. approved the continuation of the Reynolds Blue Chip Growth Fund’s (“Fund”) investment advisory agreement with Reynolds Capital Management, LLC (“RCM”). In approving the advisory agreement for the Fund, the Directors: (1) requested and evaluated materials from RCM (including a detailed report pursuant to Section 15(c) of the Investment Company Act that included an in-depth analysis of the Fund’s performance, fees and expenses as compared to other funds in the Fund’s peer group); (2) consulted with counsel to the Fund; and (3) discussed the advisory agreement in executive session, at which no representatives of RCM were present. Prior to approving the continuation of the advisory agreement, the Directors considered:

•	the nature, extent and quality of the services provided by RCM
•	the investment performance of the Fund
•	the costs of the services to be provided and profits to be realized by RCM from its relationship with the Fund
•	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect those economies of scale
•	the expense ratio of the Fund

In considering the nature, extent and quality of the services provided by RCM, the Directors reviewed a report describing the portfolio management, shareholder communication and servicing services provided by RCM to the Fund. The Directors also considered the quality of the material service providers to the Fund, who provide administrative and distribution services on behalf of the Fund. In addition, they considered the overall reputation and capabilities of RCM, the commitment of RCM to provide high quality services to the Fund, their overall confidence in RCM and its responsiveness to questions and concerns raised by the Directors.  Based on these considerations and other factors, the Directors concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by RCM, and that the nature and extent of the services provided by RCM are appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

The Directors reviewed the performance of the Fund and the profitability of RCM.  The Directors also reviewed data comparing fees and expenses of the Fund to comparable mutual funds, and the investment performance of the Fund compared to its benchmark.  The Directors concluded that the performance of the Fund was satisfactory.  With respect to RCM’s profitability, the Directors concluded that RCM has sufficient resources to service the Fund, and that the advisory fee is reasonable.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed reports of the costs of services provided, and the profits realized, by RCM, from its relationship with the Fund and concluded that such profits were reasonable and not excessive. The Directors also reviewed reports comparing the expense ratio of, and the advisory fees paid by, the Fund, to those of, and paid by, other comparable mutual funds and concluded that the advisory fees paid by the Fund and the expense ratio of the Fund was comparable to those of comparable mutual funds.

The Directors considered other benefits to RCM from serving as adviser to the Fund (in addition to the advisory fee).  The Directors noted that RCM derives ancillary benefits from its association with the Fund in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Fund.  The Directors determined such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process.  The Directors concluded that the other benefits realized by RCM from its relationship with the Fund were reasonable.

With regard to economies of scale, the Directors noted that certain fixed costs are spread over a broader base of assets as the Fund’s total assets increase.  On the other hand, certain expenses incurred to manage the Fund are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Fund increase. The Directors concluded that given the size of the Fund, investment advisory fee breakpoints were not warranted at this time.

All of the factors above were considered separately by the Directors, including the Directors who are not “interested persons” (as defined in the Investment Company Act) of the Fund (the “Independent Directors”) meeting in an executive session. The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Directors’ determination of whether to approve the continuation of the advisory agreement.  Based on the factors discussed above, the Directors, including all of the Independent Directors, approved the continuation of the advisory agreement.

REYNOLDS BLUE CHIP GROWTH FUND
c/o U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
www.reynoldsfunds.com

Board of Directors
THOMAS F. GILBERTSON
FREDERICK L. REYNOLDS
ROBERT E. STAUDER

Investment Adviser
REYNOLDS CAPITAL MANAGEMENT, LLC
3565 South Las Vegas Boulevard, #403
Las Vegas, Nevada 89109

Transfer Agent,
Dividend Disbursing Agent,
Administrator and Accountant
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-773-9665
or 1-800-7REYNOLDS

Custodian
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm
COHEN FUND AUDIT SERVICES, LTD.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Distributor
RAFFERTY CAPITAL MARKETS, LLC
1010 Franklin Avenue
Garden City, New York 11530

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable to open-end investment companies.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Reynolds Funds, Inc.
Registrant

By   /s/Frederick L. Reynolds
        Frederick L. Reynolds, President and Treasurer

Date     May 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Reynolds Funds, Inc.
Registrant

By   /s/Frederick L. Reynolds
        Frederick L. Reynolds, President and Treasurer

Date     May 29, 2015

Reynolds Funds, Inc.
Registrant